ARMOUR RESIDENTIAL REIT

ARMOUR RESIDENTIAL REIT, Inc.

Company Update

August 8, 2011

PLEASE READ: Important Regulatory and Yield Estimate Risk Disclosures

Certain statements made in this presentation regarding ARMOUR Residential REIT, Inc. ("ARMOUR" or the "Company"), and any other statements regarding ARMOUR's future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," "estimates" and similar expressions) should also be considered forward-looking statements. Forward-looking statements include but are not limited to statements regarding the projections for ARMOUR's business and plans for future growth and operational improvements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements. ARMOUR assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

This material is for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation for any securities, financial instruments, or common or privately issued stock. The statements, information and estimates contained herein are based on information that the presenter believes to be reliable as of today's date, but cannot be represented that such statements, information or estimates are complete or accurate.

Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainly. Estimated yields do not reflect any of the costs of operation of ARMOUR.

THE NUMBERS PRESENTED HEREIN ARE UNAUDITED AND UNREVIEWED.

ARMOUR RESIDENTIAL REIT

ARMOUR Capitalization as of August 5, 2011

- Market Capitalization and Additional Paid-In Capital
  - Closing price per share $7.40.
  - 75,722,743 shares of common stock outstanding (NYSE: "ARR").
  - Market capitalization of $560.3 million.
  - Additional paid-in capital[1] estimate: $7.14 per share or $541.1 million.
- Warrants
  - There are 32,500,000 warrants outstanding (NYSE/Amex: "ARR/WS").
  - The conversion price is $11.00.
  - The expiration date is November 7, 2013.

(1) Additional paid-in capital is equal to historic book value.

ARMOUR RESIDENTIAL REIT

ARMOUR Portfolio and Balance Sheet Highlights

- Agency mortgage portfolio valued at $5.20 billion[(1)].
  - 743 separate CUSIPs.
  - Average market value per CUSIP: $7.0 million. Median market value per CUSIP: $2.9 million.
- Gross asset duration estimate of 2.67.
- Net balance sheet duration estimate of 0.64 (excluding uninvested cash).
- Net REPO borrowings of $4.95 billion.
  - 9.16x debt to additional paid-in capital ratio (historic book value).
- Hedges: Swaps and Eurodollar futures (59.7% of non-true ARMs).
  - Core hedge position of $2.024 billion. 39.9% of non-true ARMs hedged.
  - Volatility hedge position of $1.000 billion.
- Liquidity total $274.5 million (50.7% of additional paid-in capital).
  - True cash on hand of $147.9 million (27.3% of additional paid-in capital).
  - Unlevered securities of $29.5 million (5.5% of additional paid-in capital).
  - Short-term Agency principal and interest receivables (17.9% of additional paid-in capital).
    - 8/15/11: $19.3 million; 8/22/11: $1.8 million; 8/25/11: $67.1 million; 9/15/11: $8.9 million.

Note: Portfolio and liability information as of 8/5/2011. Portfolio information includes all forward settling trades.
(1) Based on independent third party pricing as of 8/5/2011.

ARMOUR RESIDENTIAL REIT

ARMOUR Dividends

- ARMOUR pays dividends monthly.
- ARMOUR declares dividends based on estimates of future taxable REIT income.
- Q3 2011 Monthly Dividends
  - ARMOUR is paying third quarter 2011 monthly dividends of $0.12 per month.
  - The shareholder record date is the 15th of each month, payable on the second to last business day of the month.
  - Dividends will be reviewed and set each quarter.

2011 Dividend Record Date and Payment Schedule

	Record Date	Payment Date		Record Date	Payment Date
January	15th	28th	July	15th	28th
February	15th	25th	August	15th	30th
March	15th	30th	September	15th	29th
April	15th	28th	October	15th	28th
May	15th	27th	November	15th	29th
June	15th	29th	December	15th	29th

ARMOUR RESIDENTIAL REIT

ARMOUR

- Targets, Strategy and Governance Review
- Investment Methodology
- Portfolio Composition
- Interest Rate Swap and Eurodollar Futures Detail
- Portfolio Valuation and Duration Detail
- Hedge Detail
- Portfolio and Liability Duration Detail
- Portfolio Constant Prepayment Rates (“CPR”)
- REPO Composition

ARMOUR – Targets, Strategy and Governance Review

Balance Sheet Targets

- ASSETS
  - ARMOUR invests in Agency assets.
- DURATION
  - Net balance sheet weighted average duration target of 1.5 or less.
- HEDGING
  - Hedge asset and funding rate risk on approximately 40% of non-ARM assets.
- LIQUIDITY
  - Hold up to 40% of unlevered equity in cash between prepayment periods.
- LEVERAGE
  - Debt to equity target of 9.0x vs. additional paid-in-capital.

Portfolio Strategy

- Invest in low duration Agency mortgage securities.
- Diversify broadly to limit idiosyncratic pool risk.
- Close focus on prepayment profile – credit, structure, and other characteristics to select better performing assets.

Transparency and Governance

- Portfolio and liability details are updated monthly at **www.armourreit.com.**
- Premium amortization is expensed monthly as it occurs.
- Hedge positions are marked-to-market daily.
- Non-Executive Board Chairman.

ARMOUR Investment Methodology

Management has a very focused and disciplined approach to evaluating assets for inclusion in the ARMOUR portfolio. ARMOUR employs a 'buy and hold' strategy rather than a 'trading' strategy.

- **Agency Securities**
  - ARMOUR invests in Agency Securities.
- **Low Duration Assets**
  - Target a portfolio of low duration assets to reduce gross interest rate exposure.
- **Highly Liquid Assets**
  - Purchase those Agency mortgage assets that are highly liquid (easily traded and priced).
  - ARMOUR purchases "pass-through" securities and does not own any collateralized mortgage obligations ("CMOs").
- **Diversified Sources**
  - Source assets through a mix of direct purchases from:
    - Originators
    - Dealer inventories
    - Bid lists

- **Loan analysis**
  - Original loan balance size.
  - Year of origination.
  - Originating company, third party originators.
  - Loan seasoning.
  - Principal amortization schedule.
  - Original loan-to-value ratio.
  - Geography.
- **Pool analysis**
  - Prepayment history.
  - Prepayment expectations.
  - Premium over par.
  - "Hedgability."
  - Liquidity.
  - No TBA Pools – Only specified.

ARMOUR Agency Asset Class Composition


ARMs
2.6%
15 Year &
Seasoned Pass-
Throughs
45.4%
Hybrids
49.3%
Low Loan
Balance 15
Year Pass-
Throughs
1.9%
10 Year Pass-
Throughs
0.9%

Agency Asset Class		Current Value (millions)
ARMs (0-18 Months to Reset) (1)	$	132.9
Hybrids (19 Months and Longer to Reset) (2)	$	2,563.1
10 Year Pass-Throughs (3)	$	45.7
Low Loan Balance 15 Year Pass-Throughs (4)	$	98.2
15 Year & Seasoned Pass-Throughs (5)	$	2,362.0
Total	**$**	**5,201.9**

(1) The weighted average months to reset is 6.
(2) The weighted average months to reset is 66.
(3) Longest final maturity is February 2021.
(4) Maximum original loan balance of $85,000.
(5) Longest final maturity is April 2027.

Information as of 8/5/2011.

ARMOUR RESIDENTIAL REIT

ARMOUR Agency Type Composition

ARM & Hybrid Composition


Ginnie Mae
20.6%
Freddie Mac
16.1%
Fannie Mae
63.2%

Fixed Composition


Ginnie Mae
0.0%
Freddie Mac
28.9%
Fannie Mae
71.0%

Agency Type		Current Value (millions)	Percentage of Total Portfolio
Fannie Mae	$	3,485.0	67.0%
Freddie Mac	$	1,160.3	22.3%
Ginnie Mae	$	556.6	10.7%
Total	**$**	**5,201.9**	**100.0%**

Information as of 8/5/2011.

ARMOUR RESIDENTIAL REIT

ARMOUR ARM and Hybrid Security Composition



85-120 MTR
6.2%
0-18 MTR
4.9%
19-36 MTR
5.3%
37-48 MTR
19.3%
49-60 MTR
17.5%
61-84 MTR
46.8%

Months to Reset	Current Value (millions)	Weighted Average Months to Reset
0-18	$ 132.9	6
19-36	$ 142.8	28
37-48	$ 519.1	43
49-60	$ 471.6	55
61-84	$ 1,261.5	77
85-120	$ 168.1	115
Total	$ 2,696.0	63

Note: Information as of 8/5/2011. Percentages are based on the total market value of both ARMs and hybrids.

ARMOUR RESIDENTIAL REIT

ARMOUR Interest Rate Swap and Eurodollar Futures Detail

Active Swap Counterparties
Citibank, N.A.
JP Morgan Chase, N.A.
Nomura Global Financial Products Inc.
UBS AG
Wells Fargo Bank, N.A.

Interest Rate Swaps Remaining Term	Weighted Average Remaining Term	Notional Amount (millions)	Weighted Average Rate
0-12 Months	11	$ 1,000.0	0.45
13-24 Months	17	$ 20.0	0.53
25-36 Months	30	$ 290.0	1.09
37-48 Months	44	$ 580.0	1.43
49-60 Months	56	$ 1,000.0	2.02
Total or Weighted Average	**35**	**$ 2,890.0**	**1.25**

Eurodollar Futures to Replicate Swaps	Notional Amount (milllions)	Weighted Average Rate	Duration
2 Year	$ 13.0	1.02%	1.75
3 Year	$ 47.0	1.57%	2.70
4 Year	$ 64.0	2.09%	3.60
5 Year	$ 10.0	2.11%	4.75
Total or Weighted Average	**$ 134.0**	**1.80%**	**3.19**

Information as of 8/5/2011.

ARMOUR RESIDENTIAL REIT

ARMOUR Portfolio Valuation and Duration Detail

Agency Asset Class	Current Value (millions)	Weighted Average Purchase Price	Weighted Average Current Market Price	Weighted Average Coupon	Estimated Effective Duration Using Current Values
ARMs	$ 132.9	104.7%	105.3%	3.34	0.95
Hybrids	$ 2,563.1	103.7%	104.8%	3.70	2.44
10 Year Pass-Throughs	$ 45.7	102.7%	105.3%	3.62	3.08
Low Loan Balance 15 Year Pass-Throughs	$ 98.2	105.9%	108.0%	4.70	2.95
15 Year & Seasoned Pass-Throughs	$ 2,362.0	104.2%	105.3%	4.09	3.00
Total or Weighted Average	**$ 5,201.9**	**104.0%**	**105.1%**	**3.88**	**2.67**

Duration estimates are derived from third-party software. Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainty. Market prices for our securities are obtained from independent third party sources.

Information as of 8/5/2011.

ARMOUR RESIDENTIAL REIT

ARMOUR Hedge Detail

Hedge Type	Amount (millions)
Eurodollar Futures (Core)	$ 134.0
Interest Rate Swaps (Core)	$ 1,890.0
Interest Rate Swaps (Volatility)	$ 1,000.0
Total	$ 3,024.0

	Amount (millions)	Core Hedge %	Volatility Hedge %	Total Hedge %
Non-ARM Assets	$ 5,069.0	39.9%	19.7%	59.7%
Repo Balance	$ 4,951.3	40.9%	20.2%	61.1%

Information as of 8/5/2011.

ARMOUR RESIDENTIAL REIT

ARMOUR Portfolio and Liability Duration Detail

Core Hedges

Estimated Balance Sheet Duration		Amount (millions)	Duration Effect on Balance Sheet	Weighted Average Hedge Rate	Weighted Average Hedge Duration
Agency Assets	$	5,201.9	2.67	n/a	n/a
Eurodollar Futures (Core)	$	134.0	-3.19	1.80	-3.19
Interest Rate Swaps (Core)	$	1,890.0	-3.86	1.68	-3.86
			0.85	**1.69**	**-3.82**

Core and Volatility Hedges

Estimated Balance Sheet Duration		Amount (millions)	Duration Effect on Balance Sheet	Weighted Average Hedge Rate	Weighted Average Hedge Duration
Agency Assets	$	5,201.9	2.67	n/a	n/a
Eurodollar Futures (Core)	$	134.0	-3.19	1.80	-3.19
Interest Rate Swaps (Core)	$	1,890.0	-3.86	1.68	-3.86
Interest Rate Swaps (Volatility)	$	1,000.0	-0.94	0.45	-0.94
			0.64	**1.28**	**-2.87**

Duration estimates are derived from third-party software. Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainty. Market prices for our securities are obtained from independent third party sources.

If rates decline, the value of our swaps and Eurodollar futures will typically decline. Inversely, if rates increase, the value of our swaps and Eurodollar futures will typically increase.

Information as of 8/5/2011.

ARMOUR RESIDENTIAL REIT

ARMOUR Portfolio Constant Prepayment Rates ("CPR")


Monthly Portfolio
Constant Prepayment Rate
25
20
15
10
5
0
8.6
12.9
10.0
20.7
18.8
16.0
11.9
12.6
9.5
11.1
11.6
10.9
10.0
16.2
9.0
9.8
9.5
9.2
9.1
9.7
12.5
December-09
January-10
February-10
March-10
April-10
May-10
June-10
July-10
August-10
September-10
October-10
November-10
December-10
January-11
February-11
March-11
April-11
May-11
June-11
July-11
August-11


August 2011
Agency Asset Class CPR
16
14
12
10
8
6
4
2
0
9.4
14.7
3.7
8.0
10.4
12.5
ARMs
Hybrids
10 Year Pass-Throughs
Low Loan Balance 15 Year Pass-Throughs
15 Year & Seasoned Pass-Throughs
Portfolio Average

- ARMOUR expenses premium amortization monthly as it occurs.
- Constant Prepayment Rate ("CPR") is the annualized equivalent of single monthly mortality ("SMM"). CPR attempts to predict the percentage of principal that will prepay over the next twelve months based on historical principal pay downs.
- CPR is reported on the 4th business day of the month for the previous month's prepayment activity.

ARMOUR
RESIDENTIAL REIT

ARMOUR Portfolio Constant Prepayment Rates ("CPR")



August 2011
Constant Prepayment Rates
ARMs & Hybrids
Fixed Rates
18
16
14
12
10
8
6
4
2
0
15.5
14.0
11.6
9.7
11.3
0.0
Fannie Mae
Freddie Mac
Ginnie Mae
Fannie Mae
Freddie Mac
Ginnie Mae

- ARMOUR expenses premium amortization monthly as it occurs.
- Constant Prepayment Rate ("CPR") is the annualized equivalent of single monthly mortality ("SMM"). CPR attempts to predict the percentage of principal that will prepay over the next twelve months based on historical principal pay downs.
- CPR is reported on the 4th business day of the month for the previous month's prepayment activity.

ARMOUR RESIDENTIAL REIT

ARMOUR REPO Composition

REPO Counter-Party	Principal Borrowed (millions)	Percentage of REPO	Weighted Average Maturity in	Longest Maturity in Days
UBS Securities LLC	$ 444.5	8.8%	7	17
BNP Paribas Securities Corp.	$ 418.1	8.3%	12	27
Nomura Securities International, Inc.	$ 357.7	7.1%	8	18
Goldman, Sachs & Co.	$ 329.9	6.6%	20	32
South Street Securities LLC	$ 315.4	6.3%	16	21
Cantor Fitzgerald & Co. Inc.	$ 307.9	6.1%	11	21
Guggenheim Securities, LLC	$ 277.7	5.5%	15	32
MF Global Inc.	$ 269.6	5.4%	23	34
Merrill Lynch, Pierce, Fenner & Smith Inc.	$ 245.9	4.9%	14	18
J.P. Morgan Securities LLC	$ 238.2	4.7%	9	20
Mitsubishi UFJ Securities (USA), Inc.	$ 235.9	4.7%	16	26
RBS Securities Inc.	$ 216.8	4.3%	11	20
Citigroup Global Markets Inc.	$ 211.8	4.2%	7	20
ING Financial Markets LLC	$ 208.7	4.1%	18	33
Barclays Capital Inc.	$ 190.5	3.8%	6	7
Daiwa Securities America Inc.	$ 175.2	3.5%	9	10
Mizuho Securities USA Inc.	$ 138.7	2.8%	17	21
PrinceRidge Group LLC	$ 117.4	2.3%	4	4
Credit Suisse Securities (USA) LLC	$ 108.8	2.2%	13	13
Jefferies & Company, Inc.	$ 94.6	1.9%	3	3
CRT Capital Group LLC	$ 72.9	1.4%	35	35
Wells Fargo Bank, N.A.	$ 56.4	1.1%	13	13
Total or Weighted Average	$ 5,032.7	100.0%	13	

Weighted Average Haircut	5.01%
Weighted Average Repo Rate	0.25%

August Paydowns	$ (81.4)
Total REPO after Paydowns	$ 4,951.3
Debt to Equity Ratio after Paydowns	9.16

Note: ARMOUR has signed MRAs with 27 counterparties as of 8/5/2011.

ARMOUR RESIDENTIAL REIT

www.armourreit.com

ARMOUR Residential REIT, Inc.
3001 Ocean Drive
Suite 201
Vero Beach, FL 32963
772-617-4340